Exhibit 10(j)(vii)


                                GIBSON GREETINGS, INC.

                              1991 STOCK INCENTIVE PLAN

                   (As amended and restated through April 29, 1993)


               1. Name and Purpose. This Plan, as it may be amended and restated from time to time, shall be known as the "Gibson Greetings, Inc. 1991 Stock Incentive Plan" (the "Plan"). The purpose of the Plan is to advance the interests of Gibson Greetings, Inc. (the "Company") by providing material incentive for the continued services of key employees and by attracting able executives to employment with the Company and its Subsidiaries. The term "Subsidiary" as used herein means a subsidiary corporation of the Company as the term is defined in
          Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). Reference to any Code Section in this Plan includes the provisions of such Section as it may be amended or as it may be replaced by any other section or sections of the Code of like intent and purpose.

               2. Administration. The Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board") to consist of at least two directors, each of whom is a "disinterested person" as defined in Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as such Rule may be amended from time to time, or any successor rule thereto. Subject to and consistent with the provisions of the Plan, the Committee shall establish such rules and regulations as it deems necessary or appropriate for the proper administration of the Plan, shall interpret the provisions of the Plan, shall decide all questions of fact arising in the application of Plan provisions and shall make such other determinations and take such actions in connection with the Plan and the options and Restricted Shares provided for herein as it deems necessary or advisable.

               3. Eligibility. Regular full-time employees of the Company and its Subsidiaries who are key executive or other key salaried employees, including officers, whether or not directors of the Company, shall be eligible to participate in the Plan. Such employees are herein referred to as "Eligible Employees." Those directors who are not regular employees of the Company or its Subsidiaries are not eligible to participate in the Plan.

               4.   Shares Subject to Plan.

               (a) The shares to be issued and delivered by the Company upon exercise of options granted under the Plan, or issued as Restricted Shares under the Plan, are the Company's shares of Common Stock, $.01 par value, ("Common Shares") which may be either authorized but unissued shares or treasury shares.
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               (b)  The aggregate number of Common Shares of the Company
          which may be issued under the Plan shall not exceed One Million (1,000,000) shares; subject, however, to the adjustment provided in Paragraph 8 in the event of stock splits, stock dividends, exchanges of shares or the like occurring after the effective date of this Plan. No option may be granted, or Restricted Shares issued, under this Plan which could cause such maximum limit to be exceeded.

               (c) Common Shares covered by an option which is no longer exercisable with respect to such shares, or Restricted Shares which have been resold to the Company and in respect of which no benefits of ownership have been received by the Participant, shall again be available for issuance under this Plan.

               5. Grant of Options. The Committee may from time to time, in its discretion and subject to the provision of the Plan, grant either non-qualified or Incentive Stock Options (as defined in Section 422 of the Code) to Eligible Employees. Employees to whom options have been granted are herein referred to as "Optionees." Each option shall be embodied in an option agreement signed by the Optionee and the Company providing that the option shall be subject to the provisions of this Plan and containing such other provisions as the Committee may prescribe not inconsistent with the Plan. The option agreement shall specify whether the option is a non-qualified option or an Incentive Stock Option.

               6. Terms and Conditions of Option. All options granted under the Plan shall contain such terms and conditions as the Committee from time to time determines, subject to the foregoing and following limitations and requirements.

               (a) Option price: The option price per share for Incentive Stock Options shall be not less than 100% of the fair market value of the Company's Common Shares on the date the option is granted, as determined by the Committee in a manner consistent with the requirements of the Code for Incentive Stock Options. The option price per share for non-qualified options shall be at least 50% of the fair market value of a Common Share on the date of option grant, determined in the same manner.

               (b) Period within which option may be exercised: The period of each option shall be fixed by the Committee, but no Incentive Stock Option may be exercised after the expiration of ten years from the date the option is granted. The Committee may, in its discretion, determine as a condition of any option that a stated percentage of the shares covered by such option shall be exercisable in any one year or other stated period of time.

               (c) 10% Shareholder: Notwithstanding any other provision of this Plan, with respect to an Incentive Stock Option granted

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          to an Eligible Employee who, at the time such option is granted owns shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or its Subsidiaries, the option price per share shall be at least 110% of the fair market value of the Common Shares subject to the option and such option may not be exercised after the expiration of five years from the date the option is granted.

               (d) Termination of option by reason of termination of employment: If an Optionee's employment with the Company and its Subsidiaries terminates, all options granted under this Plan to such Optionee which are not exercisable on the date of such termination of employment shall immediately terminate, and any remaining options shall terminate if not exercised before the expiration of one of the following periods, or at such earlier time as may be applicable under Paragraph 6(b) or 6(c) above:
          (i) thirty (30) days following such termination of employment, if such termination was not a result of retirement under a Company Pension Plan or of death or disability (disability within the meaning of Section 22(e)(3) of the Code), or (ii) three (3) months following the Optionee's termination of employment because of retirement under a Company Pension Plan, or (iii) one (1) year following date of death or commencement of disability, if the Optionee was an employee of the Company and/or Subsidiary at the time of his death or the commencement of his disability; provided that such termination provisions may be varied by the Committee with respect to non-qualified options which are exercisable on the date of termination of employment.

               (e) Non-transferability: Each option and all rights thereunder shall be exercisable during the Optionee's lifetime only by him, or by his guardian or legal representative, and shall be non-assignable and non-transferable by the Optionee, except that a non-qualified option may be transferred pursuant to a "domestic relations order" as defined in Section 414(p)(1)(B) of the Code. In the event of the Optionee's death, any option shall be transferable by the Optionee's Will or by the laws of descent and distribution, and the representative or representatives of his estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his options granted under this Plan, may exercise any of the unexercised options in whole or in part prior to the expiration of the applicable exercise period, as specified in Paragraph 6(d) above.

               (f) More than one option granted to an Optionee: More than one option may be granted to an Optionee under this Plan and both non-qualified and Incentive Stock Options may be granted to an Optionee.

               (g) Compliance with securities laws: Options granted and shares issued by the Company upon exercise of options shall be granted and issued only in full compliance with all applicable

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          securities laws, including laws, rules and regulations of the
          Securities and Exchange Commission and applicable state Blue Sky Laws. With respect thereto, the Committee may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

               (h) Cancellation of option: The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionee or Optionees, the cancellation of any or all outstanding options granted under this Plan and the grant in substitution therefor of new options under this Plan (subject to the limitations hereof) covering the same or different numbers of Common Shares at an option price per share in all events not less than fair market value on the date of the new grant with regard to Incentive Stock Options and not less than 50% of fair market value on the date of the new grant with regard to non-qualified stock options.

               7. Method of Exercise. An option granted under this Plan may be exercised by written notice to the Committee, signed by the Optionee, or by such other person as is entitled to exercise such option. The notice of exercise shall state the number of Common Shares in respect of which the option is being exercised, and shall either be accompanied by the payment of the full option price for such shares, or shall fix a date (not more than ten business days from the date of such notice) for the payment of the full option price of the shares being purchased. All or any portion of the payment may be made by the transfer of Common Shares of the Company from the Optionee to the Company, to the extent permitted by law. Such shares shall be valued for this purpose at their fair market value on the date they are transferred to the Company as payment, determined in the same manner as is provided in Paragraph 6(a) hereof. A certificate or certificates for the Common Shares of the Company purchased through the exercise of an option shall be issued in regular course after the exercise of the option and payment therefor. During the option period no person entitled to exercise any option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered.

               8. Share Adjustments. In the event there is any change in the Company's Common Shares resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall automatically be made without further action by the Committee in
          (i) the number of shares available for option grant or issuance under this Plan, (ii) the number of shares subject to options granted under this Plan, and (iii) the option price of optioned shares.


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               9.   Allocation and Purchase of Restricted Shares.

               (a) The Committee may from time to time, in its discretion and subject to the provisions of the Plan, allocate Common Shares to any or all Eligible Employees. Common Shares allocated under this Paragraph 9 of the Plan are referred to herein as "Restricted Shares." Employees to whom Restricted Shares have been allocated are herein referred to as "Participants." Each Participant to whom an allocation of Restricted Shares has been made shall be offered the right to purchase such Restricted Shares as herein provided.

               (b) The Committee shall advise each Participant to whom an allocation of Restricted Shares has been made in writing of the terms of the offer, including the number of shares which such person shall be entitled to purchase, the purchase price per share, and any other terms, conditions and restrictions relating thereto. The Participant shall have thirty (30) days from the date of the offer to accept such offer. The Committee may, in the exercise of its discretion, extend the term of any offer. Subject to the express provisions of the Plan, the Committee shall have the power to make such offer subject to any terms and conditions it may establish and the offers made to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other. Each allocation and offer shall be embodied in a "Restricted Share Agreement" signed by the Participant and the Company providing that the Restricted Shares shall be subject to the provisions of this Plan and containing such other provisions as the Committee may prescribe not inconsistent with the Plan.

               (c) The purchase price of the Restricted Shares offered under this Plan shall be any lawful consideration established by the Committee in its discretion. If a Participant elects to purchase Restricted Shares, he shall pay the purchase price in full, at the principal office of the Company, prior to expiration of the offer. Upon payment of the purchase price, certificates representing the shares shall be issued to the Participant, which certificates shall bear an appropriate legend reflecting that such shares are subject to the restrictions contained in the Plan. At the Committee's election, such certificates may be held by the Company on behalf of the Participant until the restrictions applicable to such shares shall have lapsed.

               10.  Restrictions Applicable to Restricted Shares.

               (a) By purchasing the Restricted Shares allocated to him under this Plan, the Participant agrees and consents to the restrictions described in this Plan for a period determined by the Committee at the time of such allocation, said period referred to herein as the "Restricted Period." For the duration of the Restricted Period (unless the restrictions earlier lapse or are removed by the Committee), Restricted Shares issued under

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          this Plan shall not be transferred, delivered, assigned, sold, or disposed of in any manner, nor pledged or otherwise hypothecated. On the last day of the Restricted Period, or upon the earlier lapse or removal of restrictions, such Restricted Shares shall cease to be subject to the restrictions under this Paragraph
          10(a) of the Plan.

               (b) Restricted Shares issued by the Company under the Plan shall be issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky laws. With respect thereto, the Committee may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

               11.  Termination of Employment During Restricted Period.

               (a) If a Participant's employment with the Company and its Subsidiaries terminates because of death or disability, the restrictions under Paragraph 10(a) of this Plan shall automatically terminate as to that number of the Restricted Shares owned by the Participant which is equal to the total number of such Restricted Shares multiplied by a fraction, the numerator of which is the number of full months which have elapsed from the date of allocation and the denominator of which is the total number of months during the Restricted Period. The Participant (or his estate, heirs, or legatee) shall be required to resell the remaining Restricted Shares to the Company at a price per share equal to the original purchase price paid by the Participant for such shares, or such other price as may be set by the Committee in the Restricted Share Agreement, unless the Committee shall, in its discretion, waive the restrictions under Paragraph 10(a) as to any part or all of such remaining Restricted Shares.

               (b) If a Participant's employment with the Company and its Subsidiaries terminates during the Restricted Period other than by reason of death or disability, the Participant shall be required to resell all of the Restricted Shares to the Company at a price per share equal to the original purchase price paid by the Participant for such shares, or such other price as may be set by the Committee in the Restricted Share Agreement, unless the Committee shall, in its discretion, waive the restrictions under Paragraph 10(a) as to any part or all of the Restricted Shares.

               12. Resale of Restricted Shares. In the event a Participant is required to resell Restricted Shares to the Company as the result of the termination of the Participant's employment as described in Paragraph 11, the Company by written notice to the Participant shall specify a date not less than five nor more than ten days from the date of such notice to consummate

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          the purchase and sale of such Restricted Shares at the principal office of the Company. The Participant shall deliver to the Company certificates representing such Restricted Shares, duly endorsed and in proper form for transfer, and upon the receipt of such share certificates, the Company shall deliver to the Participant a check in the amount of the purchase price. If the Participant fails to deliver the share certificates to the Company at the time specified in such notice, the Company may deposit the purchase price with the Treasurer of the Company, and thereafter the shares shall be deemed to have been transferred to the Company and the Participant, despite his failure to deliver the share certificates, shall have no further rights as a stockholder of the Company. In such event, the Treasurer of the Company shall continue to hold the purchase price for such shares and shall make payment thereof, without interest, upon delivery of the share certificates to the Company.

               13. Merger, Consolidation or Sale of Assets. In the event the Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another corporation or corporations (herein referred to as "successor employer corporation"), such successor employer corporation may obligate itself to continue this Plan and to assume all obligations under the Plan in a manner consistent with the provisions of Section 424(a) of the Code. In the event that such successor employer corporation does not obligate itself to continue this Plan as above provided, this Plan shall terminate effective upon such consolidation, merger, or transfer, and any option previously granted hereunder shall terminate. If practical, the Company shall give each Optionee twenty (20) days prior notice of any possible transaction which might terminate this Plan and the options previously granted hereunder.

               14. Amendment or Termination. The Board may terminate this Plan at any time, and may amend the Plan at any time or from time to time, without obtaining any approval of the Company's shareholders; except that the Plan may not be so amended (i) to increase the aggregate number of shares issuable under the Plan (excepting proportionate adjustments made under Paragraph 8 to give effect to stock splits, etc.); (ii) to change the option price of optioned stock (excepting proportionate adjustments made under Paragraph 8); (iii) to change the requirement that the option price per Common Share covered by an Incentive Stock Option granted under this Plan not be less than 100% of the fair market value of the Company's Common Shares on the date such option is granted; (iv) to extend the time within which Incentive Stock Options may be granted or the time within which a granted Incentive Stock Option may be exercised; or (v) to change, without the consent of the Optionee (or his, or his estate's, legal representative), any option previously granted to him under the Plan. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms, except as provided in Paragraph 13 above, and any Restricted

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          Shares shall continue to be subject to the terms of this Plan for the duration of the Restricted Period.

               15. Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable Securities Acts) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of shares under the terms of the Plan, so long as the Company acts in good faith.

               16. Tax Withholding. Any grant of an option or issue of Restricted Shares hereunder shall provide as determined by the Committee for appropriate arrangements for the satisfaction by the Company and the Optionee or Participant of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the option, the receipt of Restricted Shares or the later disposition of the Common Shares thereby acquired and all such additional taxes or amounts as determined by the Committee in its discretion, including, without limitation, the right of the Company or any subsidiary thereof to receive transfers of Common Shares or other property from the Optionee or to deduct or withhold in the form of shares from any transfer to an Optionee or Participant, in such amount or amounts deemed required or appropriate by the Committee in its sole and absolute discretion.

               17. Implied Consent. Every Optionee or Participant, by his acceptance of an option or Restricted Shares under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

               18. No Effect on Employment Status. The fact that an employee has been granted an option or Restricted Shares under this Plan shall not limit or otherwise qualify the right of his employer to terminate his employment at any time.

               19. Duration and Termination of the Plan. This Plan became effective on February 3, 1991. No Incentive Stock Option shall be granted subsequent to February 2, 2001, or subsequent to any earlier date as of which the Plan is terminated pursuant to Paragraph 14.

               20. Delaware Law to Govern: This Plan shall be construed and administered in accordance with and governed by the laws of the State of Delaware.


          gib1991.pln



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